UNITED STATES

                        SECURITIES & EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the

                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement              [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                    Commission Only (as permitted
[ ]  Definitive Additional Materials               by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant
     to Rule 14a-11(c) or Rule 14a-12



                            Silverstar Holdings, Ltd.

                (Name of Registrant as Specified in Its Charter)
                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

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     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

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          pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

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     4.   Date Filed:

                            SILVERSTAR HOLDINGS, LTD.

                                   -----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 16, 2004

         NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders (the "Meeting") of Silverstar Holdings, Ltd. (the "Company") will be held at the offices of Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, Ninth Floor, New York, New York on Thursday, December 16, 2004, at 12:00 p.m., Eastern Standard Time, to consider and act upon the following matters:

      1. The election of five (5) directors of the Company to serve as the Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified;

      2. A proposal to approve the Company's 2004 Stock Incentive Plan, which provides for the issuance of up to 1,000,000 shares of the Company's common stock as stock awards or pursuant to options to directors, officers, employees and consultants of the Company;

      3. A proposal to ratify the appointment Rachlin Cohen & Holtz LLP as the Company's independent public accountants for the fiscal year ending June 30, 2005; and

      4. The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

         Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement.

         The close of business on November 10, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof. A list of such stockholders will be open for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting at Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, Ninth Floor, New York, New York 10174.

                                             By Order of the Board of Directors,

                                             Dawna Ferguson,
                                             Secretary

Hamilton, Bermuda
November 15, 2004

--------------------------------------------------------------------------------
It is important that your shares be represented at the Meeting. Each stockholder is urged to sign, date and return the enclosed form of proxy which is being solicited on behalf of the Board of Directors. An envelope addressed to the Company's transfer agent is enclosed for that purpose and needs no postage if mailed in the United States.
--------------------------------------------------------------------------------

                            SILVERSTAR HOLDINGS, LTD.
                                 Clarendon House
                     Church Street, Hamilton HM CX, Bermuda

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                December 16, 2004

         This Proxy Statement is furnished to the holders of our common stock, par value $.01 per share, and to the holders of our Class B common stock, par value $.01 per share in connection with the solicitation of proxies by and on behalf of our Board of Directors for use at our 2004 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, December 16, 2004, at 12:00 p.m., Eastern Standard Time, at the offices of Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, Ninth Floor, New York, New York, and at any adjournments or postponements of such meeting. The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting. The approximate mailing date of this Proxy Statement is November 15, 2004.

         The close of business on November 10, 2004 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of such meeting. As of the record date, there were 7,812,347 shares of our common stock outstanding and 876,025 shares of our Class B common stock outstanding, which are the only classes of our voting securities issued and outstanding. Each share of our common stock outstanding on the record date will be entitled to one vote on all matters to come before the Annual Meeting. Each share of our Class B common stock outstanding on the record date will be entitled to five votes on all matters to come before the annual Meeting. Cumulative voting is not permitted. A majority of our total issued voting shares, represented in person or by proxy, is required to constitute a quorum for the transaction of business at the Annual Meeting. Proxies submitted which contain votes withheld in the election of directors, abstentions or broker non-votes will be deemed present at the Annual Meeting in determining the presence of a quorum.

         The affirmative vote of a majority of the votes cast, in person or by proxy, at the Annual Meeting will be required (i) to elect each director (Proposal 1), (ii) to approve the Company's 2004 Stock Incentive Plan (Proposal
2), and (iii) to ratify the appointment of Rachlin Cohen & Holtz LLP as our independent public accountants for our fiscal year ending June 30, 2005 (Proposal 3). Abstentions, broker non-votes and votes not otherwise cast at the Annual Meeting will not be counted for the purpose of determining the outcome of the vote on Proposals 1, 2 and 3.

         Our Board of Directors has unanimously recommended a vote FOR each nominee named in the Proxy, FOR Proposal 2 and FOR Proposal 3.

         It is important that your shares are represented at the Annual Meeting, and, therefore, all stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the Meeting, you are urged to, as promptly as possible, mark, sign, date and return enclosed proxy card, which requires no postage if mailed in the United States in the enclosed pre-paid envelope. If you hold shares directly in your name and attend the Annual Meeting, you may vote your shares in person, even if you previously submitted a proxy card.

         Unless otherwise specified, all proxies received will be voted FOR the election of all nominees named herein to serve as directors and FOR each of the other proposals set forth in the accompanying Notice of Annual Meeting of Stockholders and described below. A proxy may be revoked at any time before its exercise by delivering written notice of revocation to our Secretary, by executing a proxy bearing a later date or by attendance at the Annual Meeting and electing to vote in person. Attendance at the Annual Meeting without voting in person will not constitute revocation of a proxy.

         Our annual report on form 10-K for the 2004 fiscal year (which is not part of the proxy soliciting material), which contains financial data and other information about us, is also enclosed herewith. Exhibits to the Form 10-K will be furnished without charge to any stockholder so requesting by writing to Corporate Secretary, Silverstar Holdings, Ltd., 6100 Glades Road, Suite 305, Boca Raton, FL 33434.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of November 8, 2004, certain information as to the beneficial ownership of the our common stock by:

         o each person known by us to own more than five percent (5%) of our outstanding shares;
         o        each of our directors;
         o        each  of  our   executive   officers   named  in  the  Summary
                  Compensation Table under "Executive  Compensation";  and
         o        all of our directors and executive officers as a group.

                                       Amount and Nature of Beneficial
                                       -------------------------------
                                                Ownership (1)
                                                -------------

                                                                                    Percentage     Percentage of
                                                           Class B                      of            Voting
                                                           -------                      --            ------
                                                            Common                  Ownership          Power
         Name and Address of                                ------                  ---------          -----
         Beneficial Shareholder         Common Stock      Stock (2)                   (1)(3)           (1)(3)
         ----------------------         ------------      ---------                   ------           ------
         Michael Levy                     96,000(4)       686,025(5)                   9.0%            28.9%
         9511 West River Street
         Schiller Park, IL 60176

         Clive Kabatznik                 654,400(6)       190,000                      9.7%            13.2%
         6100 Glades Road
         Suite 305
         Boca Raton, FL 33434

         Cornelius J. Roodt              115,000(7)           0                        1.3%             0.9%
         P.O. Box 4001
         Kempton Park
         South Africa

         American Stock Transfer          88,907(8)        95,888(8)                   2.1%             4.7%
            & Trust Company
         6201 15th Avenue
         Brooklyn, New York 11219

         Joseph Weil                      10,000(9)           0                         *                *
         6100 Glades Road
         Suite 305
         Boca Raton, Florida 33434

         John Grippo                      25,000(10)          0                         *                *
         6100 Glades Road
         Suite 305
         Boca Raton, Florida 33434

         All executive officers and      989,307(11)      876,025                     21.4%            44.0%
         directors as a group (5
         persons)

* Less than 1%.

         (1) Beneficial ownership is calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Shares subject to stock options, for purposes of this table, are considered beneficially owned only to the extent currently exercisable or exercisable within 60 days after November 8, 2004

         (2) Except as otherwise indicated, each of the parties listed has sole voting and investment power with respect to all shares of Class B common stock indicated above.

         (3) For the purposes of this calculation, our common stock and our Class B common stock are treated as a single class of common stock. Our Class B common stock is entitled to five votes per share, whereas our common stock is entitled to one vote per share.

         (4) Includes 50,000 shares of our common stock issuable upon exercise of options that are immediately exercisable.

         (5)      Includes  (i) 590,137  shares of our Class B common  stock and
                  (ii) 95,888 shares of our Class B common stock issued to the American Stock Transfer & Trust Company pursuant to the terms of an escrow agreement, which shares correspond to a like number of shares of First South African Holdings (Pty.) Ltd. Class B stock. American Stock Transfer & Trust Company has granted to Mr. Levy a proxy to vote each of such shares of our Class B common stock.

         (6) Includes 475,000 shares of our common stock issuable upon exercise of options that are immediately exercisable.

         (7) Includes 115,000 shares of our common stock issuable upon exercise of options that are immediately exercisable.

         (8) Based solely upon information contained in a Schedule 13G, Amendment No. 1, dated 12/31/99 filed with the Securities and Exchange Commission. All shares are held as escrow agent pursuant to various escrow agreements. American Stock Transfer & Trust Company holds a proxy to vote the shares of common stock. Michael Levy holds a proxy to vote the shares of Class B Common Stock.

         (9) Includes 10,000 shares of our common stock issuable upon the exercise of options that are immediately exercisable.

         (10) Includes 25,000 shares issuable upon exercise of options that are immediately exercisable.

         (11) Includes 675,000 shares issuable upon exercise of options that are immediately exercisable.

                  ---------------------------------------------
                                   PROPOSAL 1

                              ELECTION OF DIRECTORS
                  ---------------------------------------------

         At the Annual Meeting, our stockholders will elect five (5) directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. Unless otherwise directed, all proxies will be voted in favor of the election of Messrs. Levy, Kabatznik, Roodt, Weil and Grippo to serve as directors upon their nomination at the Annual Meeting. All nominees currently serve on our Board of Directors and their terms expire at the Annual Meeting.

         Each nominee has advised us of his willingness to serve as a director and we have no reason to expect that any of the nominees will be unable to stand for election at the date of the Annual Meeting. In the event that any nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the proxies have discretionary authority to vote such proxies for one or more alternative nominees who will be designated by the then existing Board of Directors.

         The Board of Directors unanimously recommends that stockholders vote FOR the election of each nominee listed in this proxy statement.

Information About Nominees

         The following table sets forth information regarding the nominees for director and our executive officer:

                    Name         Age      Director Since     Positions with the Company
                    ----         ---      --------------     --------------------------

         Michael Levy              58            1995        Chairman of the Board of Directors

         Clive Kabatznik           48            1995        Vice Chairman of the Board of Directors,
                                                             Chief Executive Officer, President, Chief
                                                             Financial Officer and Director

         Cornelius J. Roodt        45            1996        Director

         Joseph Weil               49            2001        Director

         John T. Grippo            49            2003        Director

         All directors hold office until their respective successors are elected, or until death, resignation or removal. Officers hold office until the meeting of the Board of Directors following each Annual Meeting of Stockholders and until their successors have been chosen and qualified.

         Michael Levy is our co-founder and has served as Chairman of our Board of Directors since our inception in 1995. Since 1987, Mr. Levy has been the Chief Executive Officer and Chairman of the Board of Arpac L.P., a Chicago-based manufacturer of plastic packaging machinery.

         Clive Kabatznik is our co-founder and has served as a director and our President since inception in 1995 and as our Vice Chairman, Chief Executive Officer and Chief Financial Officer since October 1995. Mr. Kabatznik has served as President of Colonial Capital, Inc. a Miami-based investment banking company that specializes in advising middle market companies in areas concerning mergers, acquisitions, private and public agency funding and debt placements.

         Cornelius J. Roodt has served as a member of our Board of Directors since December 1996 and was appointed Managing Director and Chief Financial Officer of one of our subsidiaries, First South African Holdings (Pty.) Ltd., in July 1996. Mr. Roodt was responsible for overseeing all of the South African operations of First South African Holdings (Pty.) Ltd. Mr. Roodt led the buyout of First Lifestyle Holdings and he is currently Chief Executive of the successor company, First Lifestyle Holdings, (Pty) Ltd. He is no longer an executive officer of any of our subsidiaries. From February 1994 to June 1996, Mr. Roodt was a senior partner at Price Waterhouse Corporate Finance, South Africa. From January 1991 to January 1994, he was an audit partner at Price Waterhouse, South Africa.

         Joseph Weil has served as a member of our Board of Directors since 2002 and has served as the President and Chief Executive Officer of Joseph Weil & Sons, Inc. since 1985. Joseph Weil & Sons is an independent wholesale distributor of paper products, packaging supplies and equipment, sanitary products, janitorial supplies and equipment, as well as food service products and office equipment. He also serves as an active member of many business associations including Afflink Worldwide Trade Group, which he serves as Chairman of the Board of Directors. Since 1996, he has also served as an Executive Board Member of the Greater Illinois chapter of the National Multiple Sclerosis Society.

         John Grippo, has served as a member of our Board of Directors since 2004 and has been the president of his own financial management practice, John Grippo, Inc. since 2000. His firm provides services as Chief Financial Officer to small to mid-sized public and private companies and also provides other related accounting and consulting services. Prior to that, Mr. Grippo served as for ten years as a Chief Financial Officer to companies in the housewares, electric vehicles and financial services industries. He worked for five years as an auditor with Arthur Andersen, LLP, followed by seven years in various accounting positions in the financial services industry. He is a member of the New York Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

Board Meetings and Committees

         Our Board of Directors is responsible for our overall management. During the fiscal year ended June 30, 2004, our Board of Directors held two meetings and acted by unanimous written consent two times. Each incumbent director attended at least 75% of all meetings of the Board and committees on which the person served which were held during the year.

         Our Board of Directors has a separate audit committee, compensation committee and nominating committee. The audit committee is currently composed of Michael Levy, John Grippo and Cornelius J. Roodt, each of whom are independent directors as defined in Rule 10A-3 of the Securities Exchange Act of 1934. The Board of Directors has determined that Mr. Roodt meets the standards of an audit committee "financial expert" as defined by the Sarbanes Oxley Act of 2002. The audit committee is responsible for annually selecting and retaining the independent auditors, reviewing with the independent auditors the scope and results of the audit engagement and establishing and monitoring our financial policies and control procedures. The responsibilities of the audit committee are set forth in an Audit Committee Charter adopted by our Board of Directors, a copy of which is annexed hereto as Appendix B. The audit committee met four (4) times during fiscal year ended June 30, 2004.

         The compensation committee is currently composed of Michael Levy and Joseph Weil. These persons are intended to be non-employee directors within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934. The compensation committee has power and authority with respect to all matters pertaining to compensation payable and the administration of employee benefits, deferred compensation and our stock option plans. The Compensation Committee did not meet during fiscal year ended June 30, 2004.

         The Company's nominating committee was created in Fiscal 2004 and is currently composed of Joseph Weil and John Grippo, each of whom are independent directors as defined in Rule 4200(a)(15) of the NASD's listing standards. The nominating committee was recently formed.

         The function of the nominating committee is to consider and recommend to the Board candidates for appointment or election as directors. The specific functions and responsibilities of the nominating committee are set forth in a written charter of the nominating committee, adopted by the Board of Directors, a copy of which is attached as Appendix C hereto.

         A nominee to the Board of Directors must have such experience in business or financial matters as would make such nominee an asset to the Board of Directors. In recommending director candidates, the nominating committee takes into consideration such factors as it deems appropriate based on the Company's current needs. These factors may include: professional and personal ethics and integrity; business, professional, or industry knowledge and contacts; business and financial sophistication, common sense and wisdom, and the ability to make informed judgments on a wide range of issues; relevant skills and experience demonstrated through business, professional, charitable or civic affairs; the ability to exercise independent judgment; as sell as the candidate's ability to devote the required time and effort to serve on the Board.

         The nominating committee will consider for nomination candidates recommended by stockholders if the stockholders comply with the following requirements: If a stockholder wishes to recommend a candidate to the nominating committee for consideration as a Board of Directors' nominee, such stockholder must submit in writing to the nominating committee the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, any other information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. This information must be delivered to the nominating committee of the Company at the Company's address and must be received in a timely manner as specified in the Company's proxy statements (these timing requirements are not applicable to persons nominated by or at the direction of the Board of Directors). The timing requirements with respect to next year's annual meeting are described in the section of this proxy statement entitled "Stockholder Proposals." The nominating committee may request further information if it determines a potential candidate may be an appropriate nominee.

Director Compensation

         Except for Mr. Levy, our directors do not receive fixed compensation for their services as directors other than options to purchase 10,000 shares of our common stock granted to each non-employee director and options to purchase 5,000 shares of our common stock granted to each director who is an employee, in each case under our 1995 Stock Option Plan. Mr. Levy receives an annual consulting fee of $60,000 and options to purchase 10,000 shares of our common stock per year, solely in connection with his service as a member of our Board of Directors. Directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with their duties.

                             EXECUTIVE COMPENSATION

         The following summary compensation table sets forth the aggregate compensation we paid or accrued to our Chief Executive Officer during the fiscal years ended June 30, 2002, June 30, 2003 and June 30, 2004. Apart from our Chief Executive Officer, whose annual salary is $315,000, none of our executive officers of any of our subsidiaries received compensation in excess of $100,000 during the fiscal year ended June 30, 2004.

                                                Summary Compensation Table

                             Fiscal                                                           Long Term Compensation
                              Year                                                                          Securities
Name and                     Ended          Annual Compensation         Other Annual       Restricted       Underlying
Principal Position          June 30,       Salary         Bonus         Compensation      Stock Awards     Stock Options
                                              $             $
Clive Kabatznik,              2004           315,000        0                ---              ---             5,000
President and Chief           2003           315,000        0                ---              ---             5,000
Executive Officer             2002           315,000        0                                                 5,000

         The options granted to Mr. Kabatznik during fiscal year ended June 30, 2004 represent:

         o        an option granted under our 1995 Stock Option Plan to purchase
                  5,000  shares  of  our  common   stock,   which  is  currently
                  exercisable at an exercise price of $1.61 per share;

         The options granted to Mr. Kabatznik during fiscal year ended June 30, 2003 represent:

         o        an option granted under our 1995 Stock Option Plan to purchase
                  5,000  shares  of  our  common   stock,   which  is  currently
                  exercisable at an exercise price of $0.16 per share;

         The options granted to Mr. Kabatznik during fiscal year ended June 30, 2002 represent:

         o        an option granted under our 1995 Stock Option Plan to purchase
                  5,000  shares  of  our  common   stock,   which  is  currently
                  exercisable at an exercise price of $0.42 per share;

Options Granted in Fiscal 2004

         The following table sets forth the details of options to purchase common stock we granted to our executive officers during fiscal year ended June 30, 2004, including the potential realized value over the 5 year term of the option based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These assumed rates of appreciation comply with the rules of the Securities and Exchange Commission and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of our common stock. Each option is immediately exercisable.


                                   Options Granted                                                  Potential Realizable
                             --------------------------------                                      Value at Assumed Annual
                              Number of      Percent of Total       Per                             Rate of Stock Price
                             Securities            to              Share                               Appreciation
                             Underlying       Employees in       Exercise                            For Option Term
Name                          Options         Fiscal Year         Price      Expiration Date       5%            10%
Clive Kabatznik                  5,000           100%             $1.61       December 18,        $10,250         $13,000
                                                                               2008

Aggregated  Option  Exercises  In Last  Fiscal Year And Fiscal  Year-End  Option
Values

         During the fiscal year ended June 30, 2004 no options were exercised by our executive officers. The following table sets forth the number of shares of our common stock underlying unexercised stock options granted by us to our executive officers and the value of those options at June 30, 2004. The value of each option is based on the positive difference, if any, of the closing bid price for our common stock on the Nasdaq National Market on June 30, 2004 or $0.72, over the exercise price of the option.


                                        Number of Securities Underlying
                                            Unexercised Options at            Value of Unexercised In the Money
                                                Fiscal Year-End                  Options at Fiscal Year-End
       Name of Executive Officer        Exercisable       Unexercisable       Exercisable       Unexercisable
       Clive Kabatznik                    475,000              -                  $3,600            $-

Employment Agreements

         On April 12, 2000, the Company's Board of Directors approved an Amended and Restated Employment Agreement with Clive Kabatznik (the "Employment Agreement"). Pursuant to the Employment Agreement, Mr. Kabatznik will serve as the Chief Executive Officer, President and Chief Financial Officer of the Company beginning as of April 1, 2000 and continuing through and until March 31, 2005. As compensation for his services, Mr. Kabatznik will receive an annual base salary of $300,000 (with five percent increases each year), and an annual bonus of five percent of net realized capital gains upon the sale, liquidation or distribution by the Company of any Portfolio Company (as defined in the Employment Agreement). A Portfolio Company does not include any of the South African entities currently owned by the Company. In the event of a Change in Control (as defined in the Employment Agreement), Mr. Kabatznik may also be entitled to a payment of five percent of any net unrealized capital gains on any Portfolio Company, which gains may, at the option of the Company, be paid in cash, stock of the Portfolio Company or any combination of the foregoing.

Stock Option Plan

         Our Board of Directors has adopted and our shareholders approved our 1995 Stock Option Plan. Our 1995 Stock Option Plan provides for the grant of:

         o options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 to key employees; and
         o options not intended to so qualify to key employees, including our directors and officers, and to directors and consultants who are not employees.

         The total number of shares of our common stock for which options may be granted under our 1995 Stock Option Plan is 850,000 shares.

         Our 1995 Stock Option Plan is administered by the compensation committee of our Board of Directors. The compensation committee will determine the terms of options exercised, including the exercise price, the number of shares subject to the option and the terms and conditions of exercise. No option granted under our 1995 Stock Option Plan is transferable by the optionee other than by will or the laws of descent and distribution and each option is exercisable during the lifetime of the optionee only by such optionee or his legal representatives.

         The exercise price of incentive stock under our 1995 Stock Option Plan must be at least equal to 100% of the fair market value of such shares on the date of grant, or 110% of fair market value in the case of an optionee who owns or is deemed to own stock possessing more than 10% of the voting rights of our outstanding capital stock. The term of each option will be established by the compensation committee, in its sole discretion. However, the maximum term for each incentive stock option granted under our 1995 Stock Option Plan is ten years, or five years in the case of an optionee who owns or is deemed to own stock possessing more than 10% of the total combined voting power of our outstanding capital stock. Options will become exercisable at such times and in such installments as the compensation committee will provide in the terms of each individual option. The maximum number of shares for which options may be granted to any individual in any fiscal year is 210,000.

         Our 1995 Stock Option Plan also contains an automatic option grant program for our directors. Each of our non-employee directors is automatically granted an option to purchase 10,000 shares of our common stock following each annual meeting of shareholders. In addition, each of our employee directors is automatically granted an option to purchase 5,000 shares of our common stock following each annual meeting of shareholders. Each grant has an exercise price per share equal to the fair market value of the our common stock on the grant date, is immediately exercisable and has a term of five years measured from the grant date, subject to earlier termination if an optionee's service as a Board member is terminated for cause.

         Through September 30, 2004, we have granted options to purchase 310,000 shares of our common stock under our 1995 Stock Option Plan, 150,000 of which have been exercised.

Non-Plan Stock Options

         We have granted non-plan stock options to purchase 575,000 shares of our common stock at a weighted exercise price of $4.40 per share and 433,333 options at a weighted exercise price of $4.10 per share which expired unexercised in August 2004.

                                PERFORMANCE GRAPH

         The following graph compares the cumulative return to holders of our common stock for the period commencing June 30, 1999 and ending September 30, 2004 with the NASDAQ Composite and the Dow Jones Internet Commerce Index as a peer group index for the same period. The comparison assumes $100 was invested on June 30, 1999 in our common stock and in each of the comparison groups. We have paid no dividends to shareholders to date.

         [Graph Omitted]

         -----------------------------------------------------------------------
                                              Dow Jones internet    Silverstar
               Date         Nasdaq Composite        Commerce         Holdings
         -----------------------------------------------------------------------
            09/30/2004           70.21               36.66            19.32
         -----------------------------------------------------------------------
            06/30/2004           75.82               40.50            18.28
         -----------------------------------------------------------------------
            03/31/2004           73.72               38.03            26.59
         -----------------------------------------------------------------------
            12/31/2003           74.12               34.07            34.91
         -----------------------------------------------------------------------
            09/30/2003           66.14               31.07            30.75
         -----------------------------------------------------------------------
            06/30/2003           60.15               27.12             9.97
         -----------------------------------------------------------------------
            03/31/2003           49.76               17.96             3.32
         -----------------------------------------------------------------------
            12/31/2002           49.55               16.34             3.53
         -----------------------------------------------------------------------
            09/30/2002           43.46               12.17             3.32
         -----------------------------------------------------------------------
            06/28/2002           54.29               15.44             6.23
         -----------------------------------------------------------------------
            03/28/2002           68.59               19.77            10.60
         -----------------------------------------------------------------------
            12/31/2001           72.56               19.82            10.39
         -----------------------------------------------------------------------
            09/28/2001           55.72               12.01            13.30
         -----------------------------------------------------------------------
            06/29/2001           80.44               23.13            16.62
         -----------------------------------------------------------------------
            03/30/2001           68.49               16.18            18.18
         -----------------------------------------------------------------------
            12/29/2000           92.15               20.18            15.58
         -----------------------------------------------------------------------
            09/29/2000          137.00               51.93            20.78
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
                                              Dow Jones internet   Silverstar
               Date         Nasdaq Composite        Commerce         Holdings
         -----------------------------------------------------------------------
            06/30/2000          147.93               55.74            67.53
         -----------------------------------------------------------------------
            03/31/2000          170.36               90.00           186.99
         -----------------------------------------------------------------------
            12/31/1999          151.73               92.64           259.71
         -----------------------------------------------------------------------
            09/30/1999          102.31               81.63            81.82
         -----------------------------------------------------------------------
            06/30/1999          100.00              100.00           100.00
         -----------------------------------------------------------------------

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         None of the members of our compensation committee of our Board of Directors is now or ever has been one of our officers or employees. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or our compensation committee.

                          REPORT OF THE AUDIT COMMITTEE

         The  Audit  Committee  has  reviewed   Silverstar's  audited  financial
statements for the last fiscal year and discussed them with management.

         Silverstar's independent auditors, Rachlin Cohen & Holtz LLP ("RCH") have discussed with the Audit Committee the quality, in their judgment, as well as the acceptability of Silverstar's accounting principles as applied in its financial reporting. RCH, the Audit Committee and management have discussed matters such as the consistency, clarity and completeness of accounting policies and disclosures, the reasonableness of significant judgments and accounting estimates, significant audit adjustments, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

         RCH has discussed with the Audit Committee and has disclosed to the Audit Committee, in writing, all relationships between RCH and its related entities and Silverstar and its related entities that, in RCH's professional judgment, may be reasonably thought to bear on independence and has confirmed that in its professional judgment, RCH is independent of Silverstar within the meaning of the Securities Act of 1933, as amended.

         The Audit Committee, based on the review and discussions described above, has recommended to the Board of Directors that the audited financial statements be included in Silverstar's Annual Report on Form 10-K for the last fiscal year.

                                                    Michael Levy, Chairman
                                                    John Grippo
                                                    Cornelius Roodt

                      REPORT OF THE COMPENSATION COMMITTEE

Overview and Philosophy

         The compensation committee is composed entirely of non-employee directors and is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies.

         The objectives of the Company's executive compensation program are to:

             *   Support the achievement of desired Company performance

             * Provide compensation that will attract and retain superior talent and reward performance

Executive Officer Compensation Program

         The Company's executive officer compensation program is comprised of base salary, long-term incentive compensation in the form of stock options, specific performance-based bonuses and various benefits, including medical and pension plans generally available to employees of the Company. The Company and its sole executive officer entered into an employment agreement dated April 1, 2001. See "Executive Compensation--Employment Agreements."

Base Salary

         Base salary levels for the Company's executive officer is competitively set relative to similar companies. In determining salary, the compensation committee also takes into account individual experience and performance and specific issues particular to the Company.

Stock Option Program

         The stock option program is the Company's long-term incentive plan for providing an incentive to key employees (including directors and officers who are key employees) and to directors who are not employees of the Company.

1995 Stock Option Plan

         The 1995 Stock Option Plan authorizes the compensation committee to award key executives stock options. Options granted under the 1995 Stock Option Plan may be granted containing terms determined by the compensation committee, including exercise period and price.

Benefits

         The Company provides to executive officers medical and pension benefits that generally are available to Company employees. The amount of perquisites for each executive officer, as determined in accordance with the rules of the SEC relating to executive compensation, did not exceed 10% of salary of such executive officer for the fiscal year ended June 30, 2004.

Bonus

         On the basis of the annual net realized capital gains upon the sale, liquidation or distribution by the Company of any of its portfolio companies, the Company provides its executive officer an annual bonus equal to 5% of such net realized capital gain.

Chief Executive Officer Compensation

         The compensation of the Chief Executive Officer is based upon the criteria enunciated above. No change was made to the base salary of Mr. Clive Kabatznik, the Company's chief executive officer and chief financial officer.

                                                    Michael Levy
                                                    Joseph Weil

                                                    Members of the Compensation
                                                    Committee

Stockholder Communications with the Board of Directors

         Any stockholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Silverstar Holdings, Ltd., 6100 Glades Road, Suite 305, Boca Raton, FL 33434. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate stockholder communication. The Corporate Secretary will send all appropriate stockholder communications to the intended recipient. An "appropriate stockholder communications" is a communication from a person claiming to be a stockholder in the communication, and the subject of which relates solely to the sender's interest as a stockholder and not to any other personal or business interest.

         In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate stockholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate stockholder communications to the Chairman of the audit committee. In the case of communications addressed to committees of the Board, the Corporate Secretary will send appropriate stockholder communications to the chairman of such committee.

         The Board of Directors encourages all of its members to attend the Company's annual meeting of stockholders so that each director may listen to any concerns that stockholders may have that are raised at the annual meeting. One member of the Board of Directors attended the Company's 2003 annual meeting of stockholders.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock, to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission and furnish copies of those reports to us. Based solely on a review of the copies of the reports furnished to us to date, or written representations that no reports were required, we believe that all reports required to be filed by such persons with respect to our fiscal year ended June 30, 2004 were timely made.

Code of Ethics

         The Company's Board of Directors adopted a Code of Ethics which applies to all of the Company's directors, executive officers and employees. A copy of the Code of Ethics is available upon request to the Company's counsel at Jenkens & Gilchrist Parker Chapin, LLP, Chrysler Building, 405 Lexington Avenue, 9th Floor, New York, NY 10174.

Required Vote

     Directors are elected by a majority of the votes cast at the Meeting. Votes withheld in the election of directors and abstentions or broker non-votes, if any, will be deemed as present for the purposes of determining the presence of a quorum at the Meeting. Vote withheld will be counted against the election of a director, but abstentions or broker non-votes, if any, will not be counted towards the election of any person as a director. Brokers who hold shares of common stock as nominees will have discretionary authority to vote such shares of common stock as nominees if they have not received voting instructions from the beneficial owner by the tenth day before the meeting, provided that this proxy statement has been transmitted to the beneficial holder at least 15 days prior to the Meeting. In the event that any of the nominees should become unavailable before the Meeting, it is intended that shares represented by the enclosed proxy will be voted for one or more substitute nominees as may be nominated by the current Board of Directors.

                  ---------------------------------------------
                                   PROPOSAL 2

                         APPROVAL OF THE ADOPTION OF THE
                      COMPANY'S 2004 STOCK INCENTIVE PLAN
                  ---------------------------------------------

         On November 12, 2004, the Board of Directors of the Company adopted, subject to stockholder approval, the Company's 2004 Stock Incentive Plan (the "Plan"). The Plan is intended to provide an incentive to employees (including executive officers), and directors of and consultants to the Company and its affiliates, and is intended to be the successor plan to the 1995 Stock Option Plan (which terminates in November 2005). The proceeds derived from the sale of shares will be used for general corporate purposes of the Company. A copy of the Plan is attached hereto as Appendix A. The purpose of the Plan is to promote the interests of the Company and its stockholders by enabling the Company to align the interests of selected eligible persons under the Plan with the interests of the stockholders of the Company. Under the Plan, the mutuality of interest between the Company and eligible beneficiaries of the Plan is strengthened because such beneficiaries have a proprietary interest in pursuing the Company's long-term growth and financial success. In addition, by allowing employees, directors and consultants to participate in the Company's success, the Company is better able to attract, retain and reward quality employees, directors and consultants.

         The following summary of certain material features of the Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Plan, a copy of which is set forth as Appendix C to this Proxy Statement.

Shares Subject to the Incentive Plan and Eligibility

         The Plan authorizes the issuance of a maximum of 1,000,000 shares of the Company's common stock (subject to adjustment as described below) pursuant to stock grants or options to purchase common stock to employees (including officers and directors who are employees) and non-employee directors of, and consultants to, the Company. Upon expiration, cancellation or termination of unexercised options, the shares of the Company's Common Stock subject to such awards will again be available under the Plan.

Type of Awards

         The Plan provides for the grant of (i) "incentive stock options" ("ISOs") within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) non-qualified stock options (which are stock options that do not qualify as ISOs ("NQSOs")), and (iii) stock awards (together with ISO's and NQSOs, "Awards").

Administration

         The Plan will be administered by the Board of Directors or a committee of the Board of Directors (the "Administrators") consisting of at least two members of the Board, each of whom is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. It is also intended that each member of any such committee will be an "outside director" within the meaning of Section 162(m) of the Code.

         Among other things, the Administrators are empowered to determine, within the express limits contained in the Plan: the employees and consultants to be granted Awards, the times when Awards shall be granted, whether an option is to be an ISO or a NQSO, the number of shares of common stock to be subject to each Award, the exercise price of each option, the term of each option, the date each option shall become exercisable as well as any terms, conditions or installments relating to the Award or exercisability of each option, whether and under what conditions to accelerate the date of vesting of an Award or exercise of any option or installment, the form of payment of the exercise price, the amount, if any, required to be withheld with respect to an Award and, with the consent of the Award grantee, to modify an Award. The Committee is also authorized to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for administering the Plan and to construe the Plan.

Terms And Conditions Of Stock Awards

         Stock awards granted under the Plan will be subject to, among other things, the following terms and conditions:

         (a) The purchase price, if any, for any common stock granted under the Plan shall be such amount as the Administrators determine. The Administrators may determine that eligible participants in the Plan may be awarded common stock in consideration for past services rendered to the Company or an affiliate of the Company or for the benefit of the Company or an affiliate of the Company.

         (b) Any purchase price shall be paid either (i) in cash or (ii) if authorized by the Administrators, (a) with previously acquired securities of the Company, (b) according to a deferred payment or other arrangement with the optionee, (c) in any other form of legal consideration that may be acceptable to the Administrators, or (d) in any combination of the foregoing.

         (c) No shares of common stock granted under the Plan shall be transferable other than by will or the laws of descent and distribution, and such shares may be disposed of during the lifetime of the grantee only by the grantee or his or her legal representatives.

Terms and Conditions of Options

         Options granted under the Plan will be subject to, among other things, the following terms and conditions:

         (a) The exercise price of each option will be determined by the Committee; provided, however, that the exercise price of an ISO may not be less than the fair market value of the Company's Common Stock on the date of grant (110% of such fair market value if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

         (b) Options may be granted for terms determined by the Committee; provided, however, that the term of an ISO may not exceed 10 years (5 years if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

         (c) The maximum number of shares of the Company's Common Stock for which options may be granted to an employee in any calendar year is 230,000. In addition, the aggregate fair market value of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000.

         (d) The exercise price of each option is payable in full upon exercise or, if the applicable stock option contract
                  ("Contract") entered into by the Company with an optionee permits, in installments. Payment of the exercise price of an option may be made in cash, certified check or, if the applicable Contract permits, in shares of the Company's Common Stock or by the Company's withholding from the purchased shares an amount having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or any combination thereof. Exercise may also be permitted, in the discretion of the Committee, pursuant to a broker's sale of the Common Stock issuable upon exercise of an Option.

         (e) Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee or his or her legal representatives.

         (f) Except as may otherwise be provided in the applicable Contract, if the optionee's relationship with the Company as an employee or consultant is terminated for any reason (other than the death or disability of the optionee), the option may be exercised, to the extent exercisable at the time of termination of such relationship, within three months thereafter, but in no event after the expiration of the term of the option. However, if the relationship is terminated either for cause or without the consent of the Company, the option will terminate immediately. In the case of the death of an optionee while an employee or consultant (or, generally, within three months after termination of such relationship, or within one year after termination of such relationship by reason of disability), except as otherwise provided in the Contract, his or her legal representative or beneficiary may exercise the option, to the extent exercisable on the date of death, within one year after such date, but in no event after the expiration of the term of the option. Except as otherwise provided in the Contract, an optionee whose relationship with the Company was terminated by reason of his or her disability may exercise the option, to the extent exercisable at the time of such termination, within one year thereafter, but not after the expiration of the term of the option. Options are not affected by a change in the status of an optionee so long as he or she continues to be an employee of, or a consultant to, the Company.

         (g) The Company may withhold cash and/or shares of the Company's Common Stock having an aggregate value equal to the amount which the Company determines is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition or the disposition of shares acquired upon the exercise of the option. Alternatively, the Company may require the optionee to pay the Company such amount, in cash, promptly upon demand.

Adjustment in Event of Capital Changes

         Appropriate adjustments will be made in the number and kind of shares available under the Plan, in the number and kind of shares subject to each outstanding option and the exercise prices of such options, as well as the number of shares subject to future grants to non-employee directors and limitation on the number of shares that may be granted to any employee in any calendar year, in the event of any change in the Company's common stock by reason of any stock dividend, split-up, spin off, combination, reclassification, recapitalization, merger in which the Company is the surviving corporation, exchange of shares or the like. In the event of (a) the liquidation or dissolution of the Company, (b) a merger in which the Company is not the surviving corporation or a consolidation, or (c) a sale of all or substantially all of the Company's assets, the Board of Directors of the Company shall, as to outstanding options, either (i) make appropriate provisions for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of Common Stock of the Company; provided, only that the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof, or (ii) upon written notice to an optionee, provide that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

Duration and Amendment of the Plan

         No option may be granted under the Plan after November __, 2014. The Board of Directors may at any time terminate or amend the Plan; provided, however, that, without the approval of the Company's shareholders, no amendment may be made which would (a) except as a result of the anti-dilution adjustments described above, increase the maximum number of shares available for the grant of options or increase the maximum number of options that may be granted to an employee in any calendar year, (b) change the eligibility requirements for persons who may receive options or (c) make any changes for which applicable law or regulatory authority requires shareholder approval. No termination or amendment may adversely affect the rights of an optionee with respect to an outstanding option without the optionee's consent.

Certain Federal Income Tax Consequences

         The following is a general summary of certain material federal income tax consequences of the grant, ownership and disposition of Awards under the Plan (including the receipt, ownership and the disposition of any underlying security). This description is based on current law which is subject to change, possibly with retroactive effect. This discussion does not purport to address all tax considerations relating to the grant, ownership and disposition of an Award or resulting from the application of special rules to a particular recipient (each, a "Grantee") of an Award (including a recipient subject to the reporting and short-swing profit provisions under Section 16 of the Securities Exchange Act of 1934, as amended), and any state, local, foreign and other tax consequences inherent in the receipt, ownership and disposition of any Award and the acquisition, ownership and disposition of any underlying security. This discussion applies to a U.S. citizen or resident individual who receives any Award under the Plan in connection with the provision of services by such person to the Company or any affiliate. Each Grantee should consult with his or her own tax advisors with respect to the tax consequences inherent in the receipt, ownership and disposition of any Award issued under the Plan (including the acquisition, ownership and disposition of any underlying security).

         New Rules Applicable to Incentive and Deferred Compensation

         Recent tax legislation made significant revisions to the tax rules applicable to incentive and deferred compensation plans (which, under the statutory definition, may include the Plan and any Award). Pending further administrative and judicial guidance, the scope and application of the new compensation rules remain unclear. As a result, the actual scope and application of the new compensation rules may differ from the description set forth below.

         Scope of the New Compensation Rules. Given their potentially broad scope, the new compensation rules may apply to an Award (including an Award that is a grant of Common Stock) under the Plan, except for (i) an Award that qualifies as an "incentive stock option" (or "ISO") or (ii) an Award that is a non - ISO stock option (known as a "nonqualified stock option" or "NQSO") if the option strike price equals the fair market value of the underlying Common Stock on the date the NQSO is granted and the NQSO contains no deferral features (other than the option mechanism itself).

         Income Timing and Additional Tax and Interest Charges. If the new compensation rules apply to an Award, then the Grantee will be taxable on any income from the Award in accordance with the specific tax rules (as described below under subsequent section headings) applicable to the particular type of Award and the Grantee will not be liable for the Penalty Tax (as defined below) and the Interest Charge (as defined below), unless any one of the following conditions (each, a "Triggering Condition") occurs:

         1        the Award fails to comply with the Plan Requirements;

         2 assets are set aside in or transferred to a trust (or similar arrangement) if the assets or trust (or similar arrangement) are located outside the United States; or

         3 assets become restricted to the provision of Award benefits in connection with a change in the Company's financial health.

         If the new compensation rules apply to an Award and any one of the Triggering Conditions occurs, then the Grantee will be taxable on any income from the Award (whether or not paid) on the later of (i) the date on which the Triggering Condition occurs or (ii) the date on which the Grantee is no longer subject to a "substantial risk of forfeiture" with respect to the Award (i.e., the "vesting" date of the Award). If a Grantee must account for an Award under the preceding sentence, then, in addition to regular income and employment - related taxes, the Grantee will be liable also for (i) a 20 - percent penalty tax on the Award income (as determined under the above timing rule) (the "Penalty Tax") and (ii) interest (at one percentage point over the regular tax underpayment rate) on the underpayment that would have occurred if the Award income (as determined under the preceding sentence) had been included in the Grantee's taxable income when first deferred or, if later, when the Award income was no longer subject to a substantial risk of forfeiture (the "Interest Charge"). No deductions or credits can be used to reduce the Penalty Tax or the Interest Charge.

         If the new compensation rules do not apply to an Award or if an Award that is subject to the new compensation rules does not violate any Triggering Condition, then the Grantee will be taxable on any income from the Award in accordance with the specific tax rules (as described below under subsequent section headings) applicable to the particular type of Award and the Grantee will not be liable for the Penalty Tax or the Interest Charge.

         Plan Requirements Regarding the Deferral, Payment and Acceleration of Award Benefits. To avoid violating the first - listed Triggering Condition, an Award that is subject to the new compensation rules must comply with certain requirements pertaining to the deferral, payment and acceleration of Award benefits. In specific terms, an Award must meet all of the following requirements (the "Plan Requirements"):

         1. Except in certain limited circumstances, any Grantee election to defer the Award benefits must be made no later than the last day of the year prior to the year in which the Grantee renders the services to which the Award relates.

         2. Award benefits cannot be received prior to the earliest of the following times or events: (i) the date specified by the Grantee in connection with the deferral election made in respect of such Award benefits (as described in item 1 above),
                  (ii) separation from service or, in the case of certain Grantees (e.g., certain highly - compensated employees and owner - employees), the date that is six months after separation from service, (iii) death, (iv) disability (as specifically defined by statute), (v) the occurrence of an "unforeseeable emergency" (i.e., a severe financial hardship resulting from family illness, casualty, or similar extraordinary and unforeseeable circumstances), or (vi) a "change - in - control" transaction if and to the extent authorized by the IRS. Except as noted in the preceding sentence, receipt of Award benefits may not be otherwise accelerated.

         3. If an Award permits a subsequent deferral election, the subsequent deferral election cannot take effect for at least 12 months, must be made at least 12 months prior to the first regularly - scheduled payment set forth in the prior deferral election and must seek a deferral of at least an additional five years (except in the case of Award benefits triggered by death, disability or "unforeseeable emergency").

         Effective Date. The new compensation rules are effective for any amounts deferred or vesting under an Award after December 31, 2004.

         Incentive Stock Option (ISO) Awards

         Application of New Compensation Rules. The new compensation rules do not apply to an Award of an ISO. As a result, the tax treatment of an ISO Award will be determined under the tax rules (as described below) specifically applicable to the ISO without regard to the new compensation rules (including, but not limited to, the Penalty Tax and Interest Charge).

         Application of Specific ISO Rules. Because the new compensation rules do not apply to an ISO Award, the following rules govern the tax treatment of the issue and exercise of an ISO Award and the ownership and disposition of any underlying Common Stock.

         No taxable income will be recognized by a Grantee upon the grant or exercise of an ISO. The Grantee's tax basis in the Company shares acquired upon the exercise of an ISO with cash will be equal to the exercise price paid by the Grantee for such shares.

         If the shares received upon exercise of an ISO are disposed of more than one year after the date of transfer of such shares to the Grantee and more than two years from the date of grant of the option, the Grantee will recognize long-term capital gain or loss on such disposition equal to the difference between the selling price and the Grantee's basis in the shares, and the Company will not be entitled to a deduction. Long-term capital gain is generally subject to more favorable federal income tax treatment than short-term capital gain or ordinary income.

         If the shares of the Company's common stock received upon the exercise of an ISO are disposed of prior to the end of the two-years-from-grant/one-year-after-transfer holding period (a "disqualifying disposition"), the excess (if any) of the fair market value of the shares on the date of transfer of such shares to the Grantee over the exercise price (but not in excess of the gain realized on the sale of the shares) will be taxed as ordinary income in the year of such disposition, and the Company generally will be entitled to a deduction in the year of disposition equal to such amount. Any additional gain or any loss recognized by the Grantee on such disposition will be short-term or long-term capital gain or loss, as the case may be, depending upon the period for which the shares were held.

         Alternative Minimum Tax. In addition to the federal income tax consequences described above, a Grantee who exercises an ISO may be subject to the federal alternative minimum tax (the "AMT"), which is payable only to the extent it exceeds the Grantee's regular federal income tax liability. For AMT purposes, upon the exercise of an ISO the excess of the fair market value of the shares over the exercise price is an adjustment which increases the Grantee's alternative minimum taxable income for the year. In addition, the Grantee's basis in such shares is increased by such amount in computing the gain or loss on the eventual disposition of the shares for AMT purposes. If the Grantee is required to pay any alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowable as a tax credit against the Grantee's regular federal income tax liability (net of any other non-refundable credits) in subsequent years. To the extent the credit is not used, it is carried forward. Any Grantee holding an ISO should consult with his or her tax advisors concerning the applicability and effect of the alternative minimum tax.

         Non - Qualified Stock Option (NQSO) Awards

         Application of New Compensation Rules. The new compensation rules do not apply to an NQSO Award, provided that (i) the strike price under the NQSO equals or exceeds the fair market value of the underlying Common Stock on the date the NQSO is granted and (ii) the NQSO contains no deferral features other than the option mechanism itself (such as where the Common Stock received upon the exercise of an NQSO is subject to substantial risk of forfeiture or other similar vesting requirement).

         If an NQSO Award fails to meet the conditions set forth in the preceding paragraph, then the NQSO Award will be subject to the new compensation rules (including, but not limited to, the Penalty Tax and Interest Charge in the event of non - compliance with the Plan Requirements). As a result, if a Triggering Condition occurs with respect to an NQSO, the Grantee will be taxable on any income from the NQSO Award (whether or not the NQSO is exercised) on the later of (i) the date on which the Triggering Condition occurs or (ii) the date on which the Grantee is no longer subject to a "substantial risk of forfeiture" with respect to the NQSO Award. In addition to regular income and employment - related taxes, the Grantee will be liable also for (i) the Penalty Tax on the NQSO Award income (as determined under the above timing rule) and (ii) the Interest Charge.

         The application of the new compensation rules to an NQSO Award is unclear in many respects, including, but not limited to, the application of the Plan Requirements, the determination of whether a Triggering Condition has occurred, the calculation of the Penalty Tax and Interest Charge, the determination of the basis and capital gains holding period of the underlying Common Stock, whether and the extent to which ongoing annual adjustments will be required to reflect changes in the fair market value of the NQSO or the underlying Common Stock, and the effect (if any) of a Section 83(b) Election (as defined below).

         Application of Specific NQSO Rules. If the new compensation rules do not apply to an NQSO Award or, in the case of an NQSO Award subject to the new compensation rules, a Triggering Condition does not occur with respect to the NQSO Award, the following rules govern the tax treatment of the issue and exercise of the NQSO Award and the ownership and disposition of any underlying Common Stock.

         No taxable income will be recognized by a Grantee upon the grant of an NQSO. Upon the exercise of an NQSO, the excess of the fair market value of the shares received at the time of exercise over the exercise price therefor will be taxed as ordinary income, and the Company will generally be entitled to a corresponding deduction. The Grantee's tax basis in the shares acquired upon the exercise of such NQSO will be equal to the exercise price paid by the Grantee for such shares plus the amount of ordinary income so recognized.

         Any gain or loss recognized by the Grantee on a subsequent disposition of shares purchased pursuant to the exercise of an NQSO will be short-term or long-term capital gain or loss, depending upon the period during which such shares were held. The amount of such gain or loss will be equal to the difference between the selling price and the Grantee's tax basis in the shares.

         Common Stock Awards

         Application of New Compensation Rules. The new compensation rules apply to an Award of Common Stock. As a result, if a Triggering Condition occurs with respect to a Common Stock Award, the Grantee will be taxable on any income from the Common Stock Award on the later of (i) the date on which the Triggering Condition occurs or (ii) the date on which the Grantee is no longer subject to a "substantial risk of forfeiture" with respect to the Common Stock Award. In addition to regular income and employment - related taxes, the Grantee will be liable also for (i) the Penalty Tax on the Common Stock Award income (as determined under the above timing rule) and (ii) the Interest Charge.

         The application of the new compensation rules to a Common Stock Award is unclear in many respects, including, but not limited to, the application of the Plan Requirements, the determination of whether a Triggering Condition has occurred, the calculation of the Penalty Tax and Interest Charge, the determination of the basis and capital gains holding period of Common Stock, whether and the extent to which ongoing annual adjustments will be required to reflect changes in the fair market value of the Common Stock, and the effect (if any) of a Section 83(b) Election (as defined below).

         Application of Specific Stock Grant Rules. If the new compensation rules do not apply to a Common Stock Award or, in the case of a Common Stock Award subject to the new compensation rules, a Triggering Condition does not occur with respect to the Common Stock Award, the following rules govern the tax treatment of the issue of a Common Stock Award and the ownership and disposition of any underlying Common Stock.

         An Award of Common Stock with no restrictions will give rise to ordinary income (reportable in the year of grant) to the Grantee in an amount equal to the fair market value of the common stock issued pursuant to such grant. The Company will be entitled to a corresponding deduction for the compensation paid.

         An Award of Common Stock subject to vesting restrictions (the "Restricted Common Stock") will not result in the current taxable income to the Grantee or a current deduction for the Company. Instead, the fair market value of the Restricted Common Stock (less any amount paid by the Grantee upon the grant) will be taxable to the Grantee in the year in which the restrictions lapse.

         As an alternative, a Grantee may elect to treat the fair market value of the Restricted Common Stock on the date of grant (less any amount paid by the Grantee therefor) as compensation income in the year of Award, by making an election (the "Section 83(b) Election") within 30 days after the date of grant. If such an election is made and the Restricted Stock is subsequently forfeited to the Company, the Grantee will be allowed only a capital loss deduction in connection with such forfeiture. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the Grantee in the relevant tax year. Any subsequent gain realized by the Grantee who has made a Section 83(b) Election upon the sale of the Restricted Stock will be subject to federal income tax at long-term capital gains tax rates if the stock has been held for more than one year.

         Exercise of Options with Previously - Acquired Shares

         If previously acquired shares of the Company are surrendered by a Grantee in full or partial payment of the exercise price of an option (whether an ISO or a NQSO), no gain or loss generally will be recognized by the Grantee upon the exercise of such option to the extent the Grantee receives shares which on the date of exercise have a fair market value equal to or less than the fair market value of the shares surrendered in exchange therefor (the new Company shares received upon the exercise are referred to as the "Replacement Shares"). If the option exercised is an ISO or if the option is an NQSO and the shares used to exercise were previously acquired pursuant to the exercise of an ISO and such shares were held for the requisite period of time, the Replacement Shares are treated as having been acquired pursuant to the exercise of an ISO and will be subject to the federal income tax treatment applicable to ISO shares, as described above.

         If an ISO is exercised with shares which were previously acquired pursuant to the exercise of an ISO but which were not held for the required two-years-from-grant/one-year-after-transfer holding period (as described above), there is a disqualifying disposition of such previously acquired shares. In such case, the Grantee would recognize ordinary income upon such disqualifying disposition equal to the difference between the fair market value of such shares on the date of exercise of the prior ISO and the amount paid for such shares (but not in excess of the gain realized). Special rules apply in determining which shares are considered to have been disposed of when and in allocating the basis among the shares. No portion of any gain from such a disqualifying disposition will be treated as capital gain.

         The Grantee will have an aggregate basis in the Replacement Shares equal to the basis of the shares surrendered, increased by the amount of any ordinary income required to be recognized on the disposition of the previously acquired shares. The Grantee's holding period for the Replacement Shares generally will include the period during which the surrendered shares were held.

         To the extent that upon the exercise of an ISO by the Grantee the Company determines to withhold a portion of the shares issued to the Grantee, there will be a disqualifying disposition of the shares withheld by the Company. Accordingly, the excess (if any) of the fair market value of the withheld shares on the date of transfer of such shares to the Grantee over the exercise price (but not in excess of the gain realized on the sale of the shares) will be taxed to the Grantee as ordinary income in the year of such disposition, and the Company generally will be entitled to a deduction in the year of exercise equal to such amount. If the Company withholds a portion of the shares issued to a Grantee upon the exercise of an NQSO, the federal income tax consequences of such exercise will be the same as the exercise of an NQSO with cash (as described above).

         Regular Withholding and Information Reporting

         When and as recognized under the new compensation rules or the specific rules applicable to a particular Award, any compensation income (other than income from exercise of an ISO or a "disqualifying disposition" of a Common Stock acquired pursuant to the exercise of an ISO) from an Award is subject to the withholding and payment of applicable federal and state income taxes and related employment taxes. As provided in the Plan, the Company reserves the right to make provision for the payment of all withholding and employment taxes, including, but not limited to, deducting and withholding such taxes from other amounts payable to a Grantee or requiring a Grantee to remit to the Company payment of any withholding or employment taxes.

         When and as recognized under the new compensation rules or the specific rules applicable to a particular Award, the Company will be required to report such income to the IRS and other tax authorities on Forms W - 2, Forms 1099 or other similar forms (as applicable). In addition, the Company will be required to report to the IRS and other tax authorities on Forms W - 2, Forms 1099 or other similar forms (as applicable) any income deferred under an Award to which the new compensation rules apply (regardless of whether the Award complies with the Plan Requirements or does not result in the occurrence of a Triggering Condition).

         Backup Withholding

         Non - employee Grantees who fail to complete and timely furnish to the Company Form W-9 may be subject to backup withholding of federal income tax at a 28 percent federal income tax rate with respect to the amount of compensation income realized by such Grantee. To prevent such backup withholding, each non-employee Grantee must provide to the Company such person's correct taxpayer identification number and certify that such person is not subject to backup withholding of federal income tax by completing and signing Form W-9. Unless each non-employee Grantee timely provides the requisite certification, backup withholding at the 28 percent tax rate will be required with respect to any compensation income of such Grantee. The amount withheld will be allowed as a credit against such Grantee's federal income tax liability for the applicable taxable year and may entitle the Grantee to a federal income tax refund under certain circumstances.

Required Vote

         The affirmative vote of a majority of the votes cast at the Meeting is required to approve the adoption of the 2004 Stock Incentive Plan. Abstentions or broker non-votes, if any, will not be counted as votes "cast" with respect to this matter. Brokers who hold shares of common stock as nominees will not have discretionary authority to vote such shares of common stock as nominees.

         The Board of Directors unanimously recommends that stockholders vote FOR the approval of the adoption of the 2004 Stock Incentive Plan.

                  ---------------------------------------------
                                   PROPOSAL 3

                         RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS
                  ---------------------------------------------


         The firm of Rachlin Cohen & Holtz LLP audited our financial statements for the fiscal year ended June 30, 2004. The audit committee has appointed that firm to act as our independent public accountants for the fiscal year ending June 30, 2005. The Board of Directors believes it is appropriate to present to the Annual Meeting a resolution ratifying the appointment of Rachlin Cohen & Holtz LLP as our independent public accountants for the fiscal year ending June 30, 2005. Ratification of the selection is not required by law, and the Company is not required to take any action of stockholders fail to ratify the selection of Rachlin Cohen & Holtz LLP as the Company's independent public accountants. A representative of Rachlin Cohen & Holtz LLP is not expected to be present at the Annual Meeting.

Principal Accountant Fees and Services

         Audit Fees

         Audit fees billed to the Company by Rachlin Cohen & Holtz LLP for its audit of the Company's financial statements and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission for 2004 and 2003 totaled $44,061 and $67,832, respectively.

         Tax Fees

         Tax fees billed to the Company by Rachlin Cohen & Holtz LLP for its tax returns for the fiscal year 2004 and 2003 were $0, and $4,000, respectively.

         Other Fees

         No other fees were billed to the Company by Rachlin Cohen & Holtz LLP for all other non-audit or tax services rendered to the Company for the fiscal year 2004 and 2003, respectively.

         Audit Committee Pre-Approval Policies

         The Audit Committee has adopted a procedure under which all fees charged by Rachlin Cohen & Holtz LLP must be pre-approved by the Audit Committee, subject to certain permitted statutory de minimus exceptions. All of the Tax fees were pre-approved by the Audit Committee.

Required Vote

         The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the appointment of Rachlin Cohen & Holtz, LLP as the independent public accountants of the Company for the fiscal year ending June 30, 2005. Abstentions or broker non-votes, if any, will not be counted as votes "cast" with respect to this matter. Brokers who hold shares of common stock as nominees will have discretionary authority to vote such shares of common stock as nominees if they have not received voting instructions from the beneficial owner by the tenth day before the meeting, provided that this proxy statement has been transmitted to the beneficial holder at least 15 days prior to the Meeting.

         The Board of Directors unanimously recommends that stockholders vote FOR this Proposal.

                                  MISCELLANEOUS

Stockholder Proposals

         Any stockholder proposal intended to be presented at the 2005 Annual Meeting of Stockholders and to be included in the proxy statement and form of proxy distributed by the Board of Directors in connection with the 2005 annual meeting of stockholders, must be received by us in writing not later than July 20, 2005.

         If the Company does not receive written notice by October 2, 2005 from a stockholder who intends to present at the next annual meeting a proposal that is not discussed in the Company's proxy statement, the persons named in the proxy accompanying the Company's proxy statement for that annual meeting will have the discretionary authority to vote on such proposal at such meeting.

Solicitation of Proxies

         We are bearing the cost of preparing, assembling, printing and mailing the Notice of Annual Meeting, this Proxy Statement and proxies. We will also reimburse brokers who are holders of record of our common stock for their reasonable out-of-pocket expenses in forwarding proxies and proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, proxies may be solicited without extra compensation by our directors, officers and employees by telephone, telecopy, telegraph, email or personal interview.

Other Matters

         Management does not intend to bring before the Annual Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Annual Meeting, the persons named in the proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Annual Meeting.

         Our 2004 annual report on form 10-K, including financial statements and reports thereon of Rachlin, Cohen & Holtz LLP, accompanies this Proxy Statement but is not incorporated in and is not to be deemed a part of this Proxy Statement.

Proxies

         All stockholders are urged to fill in their choices with respect to the matters to be voted upon, sign and promptly return the enclosed form of proxy.

                                             By Order of the Board of Directors,


                                             Dawna Ferguson
                                             Secretary

November 15, 2004

                                   APPENDIX A


                            2004 STOCK INCENTIVE PLAN
                                       OF
                            SILVERSTAR HOLDINGS, LTD.

         1. Purposes of the Plan. This stock incentive plan (the "Plan") is intended to provide an incentive to employees (including directors and officers who are employees), consultants and non-employee directors of Silverstar
Holdings, Ltd. (the "Company"), a Bermuda corporation, or any Parent or Subsidiaries (as such terms are defined in Paragraph 17), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), stock options which do not qualify as ISOs ("NQSOs"), and shares of stock of the Company that may be subject to contingencies or restrictions ("Stock Awards"; collectively, with an ISO or NQSO, each an "Award"). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" or any other treatment of an Award under the Code.

         2. Stock Subject to the Plan. Subject to the provisions of Paragraph 10, the aggregate number of shares of the Company's common stock, par value $.01 per share ("Common Stock"), for which Awards may be granted under the Plan shall not exceed 1,000,000 shares. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the termination provisions of Paragraph 11, any shares of Common Stock subject to an Award which for any reason expires or is forfeited, canceled, or terminated unexercised or which ceases for any reason to be exercisable, shall again become available for the granting of Awards under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. As further set forth in Section 9 hereof, all Awards shall be granted by one or more written instruments (the "Contract") which shall set forth all terms and conditions of the Award.

         3. Administration of the Plan. The Plan will be administered by the Board of Directors, or by a committee (the "Committee") consisting of two or more directors appointed by the Board of Directors. Those administering the Plan shall be referred to herein as the "Administrators." Notwithstanding the foregoing, if the Company is or becomes a corporation issuing any class of common equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent necessary to preserve any deduction under Section 162(m) of the Code or to comply with Rule 16b-3 promulgated under the Exchange Act, or any successor rule ("Rule 16b-3"), any Committee appointed by the Board of Directors to administer the Plan shall be comprised of two or more directors each of whom shall be a "non-employee director," within the meaning of Rule 16b-3, and an "outside director," within the meaning of Treasury Regulation Section 1.162-27(e)(3), and the delegation of powers to the Committee shall be consistent with applicable laws and regulations (including, without limitation, applicable state law and Rule 16b-3). Unless otherwise provided in the By-Laws of the Company, by resolution of the Board of Directors or applicable law, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

         Subject to the express provisions of the Plan, the Administrators shall have the authority, in their sole discretion, to determine each person who shall be granted an Award; the type of Award to be granted, the times when an Award shall be granted; whether an option granted to an Award Holder (as such term is defined in Paragraph 4) shall be an ISO or a NQSO; the type (i.e., voting or non-voting) and number of shares of Common Stock to be subject to each Award; the term of each Award; the date each Award shall become exercisable; whether an Award shall be exercisable in whole or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any Award or installment thereof in the event of the death of the Award Holder or upon other conditions to be specified by the Administrators in the applicable Contract or subsequent thereto; whether shares of Common Stock may be issued upon the exercise of an Award as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price or other amount to be paid in connection with the exercise of an Award; the form of payment of the exercise price; subject to Section 7 of the Plan, the fair market value of a share of Common Stock; the restrictions, if any, imposed with respect to an Award and whether and under what conditions to waive any such restrictions; whether and under what conditions to restrict the sale or other disposition of the shares of Common Stock acquired upon the grant or exercise of an Award and, if so, whether and under what conditions to waive any such restriction; whether and under what conditions to subject the grant or exercise of all or any portion of an Award, the vesting of an Award, or the shares acquired pursuant to the exercise of an Award, to the fulfillment of certain restrictions or contingencies all as specified in the Contract, including without limitation restrictions or contingencies relating to (a) entering into a covenant not to compete with the Company, any Parent (if any) (as such term is defined in Paragraph 17) and any of its Subsidiaries (as such term is defined in Paragraph 17), (b) financial objectives for the Company, any of its Subsidiaries, a division, a product line or other category and/or (c) the period of continued employment, consultancy or directorship with the Company or any of its Subsidiaries, and to determine whether such restrictions or contingencies have been met; the amount, if any, necessary to satisfy the obligation of the Company, any of its Subsidiaries or any Parent to withhold taxes or other amounts; whether an Award Holder has a Disability (as such term is defined in Paragraph 17); with the consent of the Award Holder, to cancel or modify an Award, provided, however, that the modified provision is permitted to be included in an Award granted under the Plan on the date of the modification; provided, further, however, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to construe the respective Contracts and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision of the Plan or any Award granted under the Plan or any amendment to either which, under Rule 16b-3 or Section 162(m) of the Code, requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders, in order to be exempt under Section 16(b) of the Exchange Act (unless otherwise specifically provided herein) or to preserve any deduction under Section 162(m) of the Code; and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any Award granted under the Plan or any Contract shall be determined unilaterally by the Administrators in their sole discretion. The determinations of the Administrators on matters referred to in this Paragraph 3 shall be conclusive and binding on all parties. No Administrator or former Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder.

         4. Eligibility. The Administrators may from time to time, consistent with the purposes of the Plan, grant Awards to (a) employees (including officers and directors who are employees) of the Company, any Parent or any of its Subsidiaries, (b) consultants to the Company, any Parent or any of its

Subsidiaries, and/or (c) to such directors of the Company who, at the time of grant, are not common law employees of the Company or of any of its Subsidiaries, as the Administrators may determine in their sole discretion (each, an "Award Holder"). Such Awards granted shall cover such number of shares of Common Stock as the Administrators may determine in their sole discretion; provided, however, that if on the date of grant of an Award, any class of common stock of the Company (including without limitation the Common Stock) is required to be registered under Section 12 of the Exchange Act, the maximum number of shares subject to an Award that may be granted to any Award Holder during any calendar year under the Plan shall be 210,000 shares (the "Section 162(m) Maximum"); provided, further, however, that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such employee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation amount shall be applied by taking ISOs into account in the order in which they were granted. Any option (or portion thereof) granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

         5.   Options.
              -------

              (a) Grant. The Administrators may from time to time, in their sole discretion, consistent with the purposes of the Plan, grant options to one or more Award Holders.

              (b) Exercise Price. The exercise price of the shares of Common Stock under each option shall be determined by the Administrators in their sole discretion; provided, however, that the exercise price of an ISO, or of any Award intended to satisfy the performance-based compensation exemption to the deduction limitation under Section 162(m) of the Code, shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and provided, further, however, that if, at the time an ISO is granted, the Award Holder owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than one hundred ten percent (110%) of the fair market value of the Common Stock subject to such ISO on the date of grant.

              (c) Term. Each option granted pursuant to the Plan shall be for such term as is established by the Administrators, in their sole discretion, at or before the time such option is granted; provided, however, that the term of each option granted pursuant to the Plan shall be for a period not exceeding ten
(10) years from the date of grant thereof, and provided further, that if, at the time an ISO is granted, the Award Holder owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five (5) years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

              (d) Termination of Relationship. Except as may otherwise be expressly provided in the applicable Contract or the Award Holder's written employment or consulting or termination contract, any Award Holder, whose employment or consulting or advisory relationship with the Company, any Parent or any of its Subsidiaries, has terminated for any reason other than the death or Disability of the Award Holder, may exercise any option granted to the Award Holder as an employee or consultant, to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated for Cause (as defined in Paragraph 17), such option shall terminate immediately. A change of status from that of an employee to that of a consultant, or from consultant to employee, shall not be deemed to trigger a termination of Award Holder's status as an employee or consultant, except that if an Award Holder who was an employee and becomes a consultant does not exercise vested options within the above specified time period, such options will, if applicable, no longer have the status of ISOs.

              For the purposes of the Plan, an employment or consulting relationship shall be deemed to exist between an individual and the Company if, at the time of the determination, the individual was an employee of the Company, its Parent, any of its Subsidiaries or any of its consultants for purposes of
Section 422(a) of the Code. As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee or consultant for purposes of the Plan during such leave if the period of the leave does not exceed ninety (90) days, or, if longer, so long as the individual's right to re-employment with the Company, any of its Subsidiaries or a Parent or consultant is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days and the individual's right to re-employment is not guaranteed by statute or by contract, the employment or consulting relationship shall be deemed to have terminated on the ninety-first
(91st) day of such leave.

              Except as may otherwise be expressly provided in the applicable Contract, an Award Holder whose directorship with the Company has terminated for any reason other than the Award Holder's death or Disability, may exercise the options granted to the Award Holder as a director who was not an employee of or consultant to the Company or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if the Award Holder's directorship is terminated for Cause, such option shall terminate immediately.

              Except as may otherwise be expressly provided in the applicable Contract, options granted under this Plan to a director, officer, employee, consultant or advisor shall not be affected by any change in the status of the Award Holder so long as such Award Holder continues to be a director of the Company, or an officer or employee of, or a consultant or advisor to, the Company or any of its Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one entity to another).

              Nothing in the Plan or in any option granted under the Plan shall confer on any person any right to continue in the employ of or as a consultant or advisor of the Company, its Parent or any of its Subsidiaries, or as a director of the Company, or interfere in any way with any right of the Company, any Parent or any of its Subsidiaries to terminate such relationship at any time for any reason whatsoever without liability to the Company, any Parent or any of its Subsidiaries.

              (e) Death or Disability of an Award Holder. Except as may otherwise be expressly provided in the applicable Contract or the Award Holder's written employment or consulting or termination contract, if an Award Holder dies (a) while the Award Holder is employed by, or is a consultant to, the Company, any Parent or any of its Subsidiaries, (b) within three (3) months after the termination of the Award Holder's employment or consulting relationship with the Company, any Parent and its Subsidiaries (unless such termination was for Cause) or (c) within one (1) year following the termination of such employment or consulting relationship by reason of the Award Holder's Disability, the options granted to the Award Holder as an employee of, or consultant to, the Company or any Parent or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the Award Holder's death, by the Award Holder's Legal Representative (as such term is defined in Paragraph
17), at any time within one (1) year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract or the Award Holder's written employment or consulting or termination contract, any Award Holder whose employment or consulting relationship with the Company, any Parent and its Subsidiaries has terminated by reason of the Award Holder's Disability may exercise such options, to the extent exercisable upon the effective date of such termination, at any time within one (1) year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

              Except as may otherwise be expressly provided in the applicable Contract, if an Award Holder dies (a) while the Award Holder is a director of the Company, (b) within three (3) months after the termination of the Award Holder's directorship with the Company (unless such termination was for Cause) or (c) within one (1) year after the termination of the Award Holder's directorship by reason of the Award Holder's Disability, the options granted to the Award Holder as a director who was not an employee of or consultant to the Company or any Parent or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the Award Holder's death, by the Award Holder's Legal Representative at any time within one (1) year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, an Award Holder whose directorship with the Company has terminated by reason of Disability, may exercise such options, to the extent exercisable on the effective date of such termination, at any time within one (1) year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

         6. Stock Awards. The Administrators, in their sole discretion, may from time to time, consistent with the purposes of the Plan, grant shares of Common Stock to persons eligible for such grant pursuant to Paragraph 4. The grant may be for no consideration (except the minimum required by Bermuda law), or may require the Award Holder to pay such price per share therefor, if any, as the Administrators may determine, in their sole discretion. Payment for any shares so granted may be made in such manner (including for services), consistent with Bermuda law, as the Administrators may determine. Such shares may be subject to such contingencies and restrictions as the Administrators may determine, as set forth in the Contract, including the right to repurchase such shares upon specified events determined by the Administrators as set forth in the Contract, or events of forfeiture as determined by the Administrators as set forth in the Contract. Such rights of repurchase or forfeiture may be based on such factors as determined by the Administrators, including but not limited to factors relating to the tenure of the employment or consulting relationship between the Award Holder and the Company, performance criteria related to the Award Holder or the Company, and whether the relationship between the Award Holder and the Company has terminated with or without Cause or with or without the Company's consent. Upon the issuance of the stock certificate for a Stock Award, or in the case of uncertificated shares, the entry on the books of the Company's transfer agent representing such shares, notwithstanding any contingencies or restrictions to which the shares are subject, the Award Holder shall be considered to be the record owner of the shares, and subject to the contingencies and restrictions set forth in the Award Agreement, shall have all rights of a shareholder of record with respect to such shares, including the right to vote and to receive distributions. The shares shall vest in the Award Holder when all of the vesting restrictions and contingencies lapse, including the lapse of any rights of repurchase or forfeiture as provided in the Contract. Until such time, the Administrators may require that such shares be held by the Company, together with a stock power duly endorsed in blank by the Award Holder.

         7. Rules of Operation.
            ------------------

              (a) Fair Market Value. The fair market value of a share of Common Stock on any day shall be (i) if the principal market for the Common Stock is a national securities exchange, the closing prices per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (ii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the Nasdaq Stock Market ("Nasdaq"), and (A) if actual sales price information is available with respect to the Common Stock, the closing sales prices per share of the Common Stock on such day on Nasdaq, or (B) if such information is not available, the closing bid and the asked prices per share for the Common Stock on such day on Nasdaq, or (iii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the closing bid and asked prices per share for the Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (i),
(ii) and (iii) of this Paragraph 7(a) are all inapplicable because the Company's Common Stock is not publicly traded, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Administrators by any method consistent with any applicable regulations adopted by the Treasury Department relating to stock options.

              (b) Exercise. An Award (or any installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which Award is being exercised, specifying the number of shares of Common Stock as to which such Award is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments)
(i) in cash and/or by certified check, (ii) with the authorization of the Administrators, with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all Awards being exercised, (iii) with the authorization of the Administrators, by delivering a full or limited recourse, interest bearing promissory note payable in one or more installments and secured by the shares of Common Stock for which the Award is exercised, for any amount of the purchase price in excess of the minimum required under Bermuda law to be paid upon issuance, or (iv) some combination thereof; provided, however, that in no case may shares be tendered if such tender would require the Company to incur a charge against its earnings for financial accounting purposes. The Company shall not be required to issue any shares of Common Stock pursuant to the exercise of any Award until all required payments with respect thereto, including payments for any required withholding amounts, have been made.

              The Administrators may, in their sole discretion, permit payment of the exercise price of an Award by delivery by the Award Holder of a properly executed notice, together with a copy of the Award Holder's irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

              In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

              (c) Stockholder  Rights. An Award Holder shall not have the rights of a stockholder with respect to such shares of Common Stock to be received upon the exercise or grant of an Award until the date of issuance of a stock certificate to the Award Holder for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Company's transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any Award Holder using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

         8. Compliance with Securities Laws. It is a condition to the receipt or exercise of any Award that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such grant or exercise shall be effective and current at the time of such grant or exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such grant or exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any Award under the Securities Act or to keep any Registration Statement effective or current.

         The Administrators may require, in their sole discretion, as a condition to the grant or exercise of an Award, that the Award Holder execute and deliver to the Company the Award Holder's representations and warranties, in form, substance and scope satisfactory to the Administrators, which the Administrators determine is necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including without limitation, that (a) the shares of Common Stock to be issued upon the receipt or exercise of an Award are being acquired by the Award Holder for the Award Holder's own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such Award Holder will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Award Holder, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

         In addition, if at any time the Administrators shall determine that the listing or qualification of the shares of Common Stock subject to any Award on any securities exchange, Nasdaq or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an Award or the issuance of shares of Common Stock upon exercise of an Award, such Award may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrators.

         9. Award Contracts. Each Award shall be evidenced by an appropriate Contract, which shall be duly executed by the Company and the Award Holder. Such Contract shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators in their sole discretion. The terms of each Award and Contract need not be identical.

         10. Adjustments upon Changes in Common Stock. Notwithstanding any other provision of the Plan, and except as set forth below in the event of a Change in Control, in the event of a stock dividend, recapitalization, merger, consolidation, spin-off, stock-split, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which are outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding Award, the exercise price of each Award, and the maximum number of shares subject to each Award that may be granted to any employee in any calendar year, and the Section 162(m) Maximum, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to options without payment therefor. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Paragraph 10 if such adjustment (a) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 of the Exchange Act (if applicable to such Award), and (b) would be considered as the adoption of a new plan requiring stockholder approval. The conversion of one or more outstanding shares of preferred stock that the Company may issue from time to time into Common Stock shall not in and of itself require any adjustment under this Paragraph 10.

         Except as may otherwise be expressly provided in an applicable Contract, in the event of a Change in Control (as defined in Paragraph 17) any options shall vest in full at such date so that each such Option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to that Option and may be exercised for any or all of those shares as fully-vested shares of Common Stock and such options shall otherwise terminate as of the effective date of the Change in Control; provided, however, that the Award Holder shall be given notice of the Change in Control not less than five (5) days in advance so he will be given an opportunity to exercise any options prior to the Change in Control, which exercise may be conditioned upon consummation of such Change in Control. However, except as may be expressly provided in an applicable Contract, the shares subject to an outstanding Option shall not vest on such an accelerated basis, and such Option shall not terminate, if and to the extent that: (a) such Option is assumed (i.e., appropriate provision for any outstanding options is made by substitution on an equitable basis of appropriate stock of the Company or of the successor corporation which will be issuable in respect to one share of Common Stock of the Company) by the successor corporation  (or parent  thereof)  in the Change in  Control  and the  Company's repurchase rights, if any, are concurrently assigned to such successor corporation (or parent thereof), or if the Change in Control is of the type specified in Paragraph 17(c)(i)(C) the Company expressly agrees to allow the option to continue or (b) such Option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Option shares at the time of the Change in Control and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested Option shares, or (c) the acceleration of such Option is subject to other limitations imposed by the Administrators at the time of the Award grant. Except as may otherwise be expressly provided in an applicable Contract, all outstanding repurchase rights under a Contract (for shares acquired pursuant to the exercise of an Option or shares acquired pursuant to a Stock Award) shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of a Change in Control, except to the extent that (x) those repurchase rights are assigned to the successor corporation (or Parent thereof) in connection with such transaction or, if the Change in Control is of the type specified in Paragraph 17(c)(i)(C) the Company expressly agrees to provide for the continuation of such repurchase rights or (y) such accelerated vesting is precluded by other limitations imposed by the Administrators at the time the Award is granted.

         The Administrators shall have the discretionary authority, exercisable at the time the unvested Award shares are issued or any time while the repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate on an accelerated basis, and the shares subject to those terminated rights shall immediately vest, in the event that the Award Holder's employment, consultancy or directorship should subsequently be terminated by the Company or the successor without Cause within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those repurchase rights are assigned to the successor corporation (or parent thereof).

         11. Amendments and Termination of the Plan. The Plan was adopted by the Board of Directors on November 12, 2004. No Award may be granted under the Plan after November 11, 2014. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, or to comply with the provisions of Rule 16b-3 or Section 162(m) of the Code or any change in applicable laws or regulations, ruling or interpretation of any governmental agency or regulatory body; provided, however, that no amendment shall be effective, without the requisite prior or subsequent stockholder approval, which would (a) except as contemplated in Paragraph 10, increase the maximum number of shares of Common Stock for which any Awards may be granted under the Plan or change the Section 162 Maximum, (b) change the eligibility requirements for individuals entitled to receive Awards hereunder, or (c) make any change for which applicable law or any governmental agency or regulatory body requires stockholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of an Award Holder under any Award granted under the Plan without such Award Holder's consent. The power of the Administrators to construe and administer any Award granted under the Plan prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

         12. Non-Transferability. Except as may otherwise be expressly provided in the applicable Contract, no option granted under the Plan shall be transferable other than by will or the laws of descent and distribution, and Awards may be exercised, during the lifetime of the Award Holder, only by the Award Holder or the Award Holder's Legal Representatives. Except as may otherwise be expressly provided in the applicable Contract, a Stock Award, to the extent not vested, shall not be transferable otherwise than by will or the laws or descent and distribution. Except to the extent provided above, Awards may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

         13. Withholding Taxes. The Company, or its Parent or Subsidiary, as applicable, may withhold (a) cash or (b) with the consent of the Administrators (in the Contract or otherwise), shares of Common Stock to be issued under an Award or a combination of cash and shares, having an aggregate fair market equal to the amount which the Administrators determine is necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an option or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the Award Holder to pay to the Company such amount, in cash, promptly upon demand.

         14. Legends; Payment of Expenses; Share Escrow. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon the grant or exercise of an Award and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (b) implement the provisions of the Plan or any agreement between the Company and the Award Holder with respect to such shares of Common Stock, or
(c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan.

         The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon grant or exercise of an Award, as well as all fees and expenses incurred by the Company in connection with such issuance.

         Shares with respect to Stock Awards may, in the Administrator's discretion, be held in escrow by the Company until the Award Holder's interest in such shares vests.

         15. Use of Proceeds. The cash proceeds to be received upon the grant or exercise of an Award shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine, in its sole discretion.

         16. Substitutions and Assumptions of Awards of Certain Constituent Corporations. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new Awards for prior Awards of a Constituent Corporation (as such term is defined in Paragraph 17) or assume the prior options or restricted stock of such Constituent Corporation.

         17.  Definitions.
              -----------

              (a) "Cause," in connection with the termination of an Award Holder, shall mean (i) "cause," as such term (or any similar term, such as "with cause") is defined in any employment, consulting or other applicable agreement for services between the Company and such Award Holder, or (ii) in the absence of such an agreement, "cause" as such term is defined in the Contract executed by the Company and such Award Holder, or (iii) in the absence of both of the foregoing, (A) conviction of such Award Holder for any felony or the entering by him of a please of guilty or nolo contendere with respect thereto, (B) willful and repeated failures in any material respect of such Award Holder to perform any of the Award Holder's reasonable duties and responsibilities assigned to him and the failure of the Award Holder to cure such failures hereunder within thirty (30) days after written notice thereof from the Company, (C) the commission of any act or failure to act by such Award Holder that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, any of its Subsidiaries or any Parent or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, or (D) any material violation by such Award Holder of the requirements of such Contract, any other contract or agreement between the Company and such Award Holder or this Plan (as in effect from time to time); in each case, with respect to subsections (A) through (D), as determined by the Board of Directors.

              (b) "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which
Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

              (c)  "Change in Control" shall mean

                   (i) any of the following transactions effected with a Person not an Affiliate of the Company immediately prior to the transaction:

                       (A) a merger or consolidation of the Company with or into another entity; (B) the exchange or sale of all or a portion of the outstanding shares of the Company for securities of another entity, or other consideration provided by such entity; or (C) the issuance of equity securities of the Company or securities convertible into equity securities, in exchange for securities of another entity or other consideration provided by such entity; and in the case of either (A), (B) or (C) the Company's shareholders prior to the transaction, do not possess, immediately after such transaction, more than fifty percent (50%) (not including the holdings of the other entity or Affiliate thereof, if such person was a shareholder of the Company prior to the transaction) of the voting power of any of the following: (X) the Company; (Y) such other entity; or
(Z) any direct or indirect Parent of such other entity;

                   (ii) a sale of all or substantially all of the Company's assets to a third party not an Affiliate of the Company immediately prior to such transaction.

                   (iii) any person or entity (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any company controlled by the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; excluding, however, any person or entity acquiring such beneficial ownership (A) directly from the Company or from an affiliate of the company who acquired such beneficial ownership directly from the Company (including any acquisition resulting from exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities acquired from the Company or such an affiliate), and (B) pursuant to a reorganization, merger or consolidation involving the company which does not itself constitute a Change in

Control pursuant to subsection (i) of this definition; provided, however, that this subparagraph (c)(iii) shall be inapplicable if the Company is not at the time of an event described in this subparagraph (c)(iii), a reporting company under the Securities Exchange Act of 1934;

                   (iv) during any period of not more than two consecutive years (not including any period prior to the date of this Agreement), individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election, by shareholders of the Company of each new director was approved or ratified by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period or who were new directors approved by such a vote; provided, however, that this subparagraph
(c)(iv) shall be inapplicable if the Company is not at the time of an event described in this subparagraph (c)(iv), a reporting company under the Securities Exchange Act of 1934; or

                   (v) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

                   For the purposes of this definition, the term "Affiliate" of any person or entity ("Person") shall mean any other person or entity which controls, is controlled by, or is under common control with such Person. As used herein, "control" shall be the possession, directly or indirectly, of the power to direct or cause the direction of the management of, and policies of a person whether through the ownership of voting securities, by contract or otherwise.

              (d) "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

              (e) "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated Award Holder with respect to an Award granted under the Plan.

              (f) "Parent" shall mean a "parent corporation" within the meaning of Section 424(e) of the Code.

              (g) "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

         18. Governing Law. The Plan, any Awards granted hereunder, the Contracts and all related matters shall be governed by, and construed in accordance with, the laws of Bermuda, other than those laws which would defer to the substantive law of the other jurisdiction.

         Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the
Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

         19. Partial Invalidity. The invalidity, illegality or unenforceability of any provision in the Plan, any Award or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

         20. Stockholder Approval. The Plan shall be subject to approval of the Company's stockholders. No options granted hereunder may be exercised prior to such approval, provided, however, that the date of grant of any option shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before November 11, 2005, the Plan and any Awards granted hereunder shall terminate.

                                   APPENDIX B

                            Silverstar Holdings, Ltd.
                  Amended and Restated Audit Committee Charter


                                   ARTICLE I

                                    PURPOSES

The purposes of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Silverstar Holdings, Ltd. (the "Company") is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company and to assist the Board in fulfilling the Board's oversight responsibilities with respect to:

         o        the integrity of the Company's financial statements;
         o        the   Company's   compliance   with   legal   and   regulatory
                  requirements;
         o        the independent auditors' qualifications and independence; and
         o        the performance of the independent auditors.

The Committee shall also have the responsibility for the Committee's report, made pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to be included in the Company's annual proxy statement.

                                   ARTICLE II

                          COMPOSITION OF THE COMMITTEE

Section 1. Number. The Committee shall consist of no fewer than three members of the Board, as determined by the Board.

Section 2. Qualifications. Each Committee member shall have all of the following qualifications:

         A. Each Committee member shall meet the independence criteria of the Nasdaq Marketplace rules for audit committees and Rule 10A-3 of the Exchange Act, as amended, modified or supplemented from time to time.

         B. Each Committee member shall, at the time of his or her appointment, satisfy all other requirements imposed by the securities exchange on which the Company's common stock is principally traded.

Section 3. Appointment and Removal. The Board shall appoint Committee members and appoint a Committee Chairman from among those members. Each Committee member shall serve at the pleasure of the Board for such term as the Board may decide or until such Committee member is no longer a member of the Board.

                                  ARTICLE III

                             DUTIES OF THE COMMITTEE

The Committee is responsible for overseeing the Company's financial reporting process on behalf of the Board. The Company's management is responsible for the preparation, presentation and integrity of the Company's financial statements and for the appropriateness of the accounting and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's interim financial statements. The independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's stockholders. As used in this Charter, the term "independent auditor" means any independent auditor, including one constituting a "registered public accounting firm" (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002), engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Company.

                                   ARTICLE IV

                        RESPONSIBILITIES OF THE COMMITTEE

Section 1. Retain the Independent Auditors. The Committee shall directly (1) appoint, retain, terminate and determine the compensation of and oversee the work of the independent auditors, (2) oversee the resolution of disagreements between the Company's management and the independent auditors, (3) preapprove all audit services provided by the independent auditors, and (4) preapprove any non-audit services with the independent auditors, subject to the de minimus exception contained in Section 10A of the Exchange Act. The Committee may delegate the authority to grant preapprovals and approvals required by Section 10A of the Exchange Act for services provided by independent auditors to one or more independent members of the Committee, subject to the delegated member or members reporting any such pre-approvals to the Committee at its next scheduled meeting.

Section 2. Review and Discuss the Auditors' Quality Control. The Committee shall, at least annually, receive from the Company's independent auditors (1) a summary of the results of the most recent internal quality control review, or peer review, of the firm, (2) a summary of significant inquiries or investigations by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and (3) a summary of any steps taken to deal with any such issues.

Section 3. Review and Discuss the Independence of the Auditors. In connection with the retention of the Company's independent auditors, the Committee shall, at least annually, review and discuss the information provided by management and the independent auditors relating to the independence of the audit firm, including, among other things, information related to the non-audit services provided and expected to be provided by the auditors, rotation of lead and concurring audit partners and restrictions on hiring of employees or partners of the independent auditors. The Committee shall be responsible for (1) ensuring that the independent auditors submit at least annually to the Committee a formal written statement delineating all relationships between the auditors and the Company consistent with applicable independence standards, (2) actively engaging in a dialogue with the auditors with respect to any disclosed relationship or service that may impact the objectivity and independence of the auditors, and
(3) taking appropriate action in response to the auditors' report to satisfy itself of the auditors' independence.

Section 4. Review and Discuss the Audit Plan. The Committee shall review and discuss with the independent auditors the plans for, and the scope of, the annual audit and other examinations, including the adequacy of staffing and compensation.

Section 5. Review and Discuss Conduct of the Audit. The Committee shall review and discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, as well as any audit problems or difficulties and management's response, including  (1)  any  restriction  on  audit  scope  or on  access  to  requested information, (2) any significant disagreements with management, and (3) significant issues discussed with the independent auditors' national office. The Committee shall seek to resolve all disagreements between management and the independent auditors regarding financial reporting.

Section 6. Review and Discuss Financial Statements and Disclosures. The Committee shall review and discuss with appropriate officers of the Company and the independent auditors the annual audited and quarterly financial statements of the Company, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the disclosures regarding internal controls and other matters required to be reported to the Committee by Section 302 of the Sarbanes-Oxley Act of 2002 and all rules promulgated thereunder by the Securities and Exchange Commission ("SEC").

Section 7. Review and Discuss the Systems of Internal Accounting Controls. The Committee shall review and discuss with the independent auditors the adequacy of the Company's internal accounting controls, the Company's financial, auditing and accounting organizations and personnel, and the Company's policies and compliance procedures with respect to business practices which shall include the disclosures regarding internal controls and matters required to be reported to the Committee by Section 302 of the Sarbanes-Oxley Act of 2002 and all rules promulgated thereunder by the SEC.

Section 8. Review and Discuss the Audit Results. The Committee shall review and discuss with the independent auditors (1) the report of their annual audit, or proposed report of their annual audit, (2) the accompanying management letter, if any, (3) the reports of their reviews of the Company's interim financial statements conducted in accordance with Statement on Auditing Standards No. 100, and (4) the reports of the results of such other examinations outside of the course of the independent auditors' normal audit procedures that the independent auditors may from time to time undertake. The foregoing shall include the reports required by Section 204 of the Sarbanes-Oxley Act of 2002 and, as appropriate, (1) a review of major issues regarding (a) accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles and (b) the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies, (2) a review of analyses prepared by management or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles ("GAAP") on the financial statements, and (3) a review of the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

Section 9. Discuss Risk Management Policies. The Committee shall discuss policies with respect to risk assessment and risk management to assess and manage the Company's exposure to risk, including the Company's major financial risk exposures and the steps management has taken to monitor and control these exposures.

Section 10. Establish Procedures for Complaints Regarding Financial Statements or Accounting Policies. The Committee shall establish procedures for (1) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. The Committee shall discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any complaints or concerns regarding the Company's financial statements or accounting policies.

Section 11. Review and Discuss Other Matters. The Committee shall review and discuss with management or the independent auditors such other matters that relate to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described above.

Section 12. Make Board Reports. The Committee shall report its activities to the Board in such manner and at such times, but at least quarterly, as the Committee or the Board deems appropriate. Such report shall include the Committee's conclusions with respect to its evaluation of the independent auditors.

Section 13. Other Duties. The Committee shall perform any other duties or responsibilities delegated to the Committee by the Board from time to time.

                                   ARTICLE V

                            MEETINGS OF THE COMMITTEE

The Committee shall meet in person or telephonically at least quarterly, or more frequently as it may determine necessary, to comply with its responsibilities as set forth herein. The Committee Chairman shall, in consultation with the other members of the Committee, the Company's independent auditors and the appropriate officers of the Company, be responsible for calling meetings of the Committee, establishing an agenda therefor and supervising the conduct thereof. Any Committee member may submit items to be included on the agenda. Committee members may also raise subjects that are not on the agenda at any meeting. The Committee Chairman or a majority of the Committee members may call a meeting of the Committee at any time. A majority of the number of Committee members shall constitute a quorum for conducting business at a meeting of the Committee. The act of a majority of Committee members present at a Committee meeting at which a quorum is in attendance shall be the act of the Committee, unless a greater number is required by law, the Company's certificate of incorporation or bylaws, or this Charter.

The Committee may request any officer or employee of the Company or the Company's outside legal counsel or independent auditors to attend a meeting of the Committee or to meet with any member, consultant or retained expert of the Committee. The Committee shall meet with the Company's management and the independent auditors periodically in separate private sessions to discuss any matter that the Committee believes should be discussed privately.

                                   ARTICLE VI

                    RESOURCES AND AUTHORITY OF THE COMMITTEE

The Committee shall have the resources and authority appropriate, in the Committee's discretion, to discharge its responsibilities and carry out its duties as required by law, including access to all books, records, facilities and personnel of the Company and the authority to engage outside auditors for special audits, reviews and other procedures and to engage independent counsel and other advisors, experts or consultants. In addition, by adoption of this Charter, the Board authorizes funding for the Committee appropriate, in the Committee's discretion, for the discharge of the Committee's functions and responsibilities.

                                  ARTICLE VII

                             AUDIT COMMITTEE REPORT

The Committee, with the assistance of management and advice from the independent auditors and outside legal counsel, shall prepare the audit committee report to be included in the Company's proxy statement relating to the Company's annual meeting of stockholders.

                                  ARTICLE VIII

                                REVIEW OF CHARTER

The Committee shall periodically conduct a review and reassessment of the adequacy of this Charter, and recommend any changes to the Board. The Committee shall conduct this charter review and reassessment in such manner as the Committee, in its business judgment, deems appropriate.

                                   APPENDIX C

                            SILVERSTAR HOLDINGS, LTD.

                NOMINATING/CORPORATE GOVERNANCE COMMITTEE CHARTER

Purpose

The function of the Nominating/Corporate Governance Committee (the "Committee") is to identify individuals qualified to become board members and to select, or to recommend that the Board of Directors select, the director nominees for the next annual meeting of stockholders, to oversee the selection and composition of committees of the Board of Directors, to oversee management continuity planning processes and to develop and implement the Company's Corporate Governance Guidelines.

Composition

The Committee shall consist of two or more members of the Board of Directors, each of whom is determined by the Board of Directors to be "independent" in accordance with the rules of the NASDAQ Stock Market and the SEC.

Appointment and Removal

The members of the Committee shall be appointed by the Board of Directors and shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairperson

Unless a Chairperson is elected by the full Board of Directors, the members of the Committee shall designate a Chairperson by majority vote of the full Committee membership. The Chairperson will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings

The Committee shall meet as frequently as circumstances dictate. The Chairman of the Board or any member of the Committee may call meetings of the Committee. The Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities.

Duties and Responsibilities

The Committee shall have the following duties and responsibilities:

         o Establish criteria for the selection of new directors to serve on the Board of Directors, taking into account at a minimum all applicable laws, rules, regulations and listing standards, a potential candidate's experience, areas of expertise and other factors relative to the overall composition of the Board of Directors.

         o Identify individuals believed to be qualified as candidates to serve on the Board of Directors and select, or recommend that a majority of independent members of the Board of Directors select, the candidates for all directorships to be filled by the Board of Directors or by the shareholders at an annual or special meeting.

         o Monitor the orientation and continuing education program for directors.

         o Review the Board of Director's committee structure and recommend to the Board of Directors to serve on the committees of the Board, giving consideration to the criteria for service on each committee as set forth in the charter for such committee, as well as to any other factors the Committee deems relevant, and when appropriate, make recommendations regarding the removal of any member of any committee.

         o Recommend members of the Board of Directors to serve as the Chair of the committees of the Board of Directors.

         o Oversee and approve the management continuity planning process. Annually review and evaluate the succession plans relating to the CEO and other executive officer positions and make recommendations to the Board of Directors with respect to the selection of individuals to occupy these positions.

         o Develop and recommend to the Board of Directors for its approval an annual self-evaluation process of the Board of Directors and its committees. Based on the results of the annual evaluation, as well as on any other matters the Committee shall deem relevant, the Committee shall make such recommendations to the Board of Directors regarding board processes and other items deemed appropriate to improve or ensure the effective functioning of the Board of Directors as the Committee shall from time to time deem advisable or appropriate.

         o Develop and recommend to the Board of Directors for its approval a set of Corporate Governance Guidelines. The Committee shall review the Guidelines on an annual basis, or more frequently if appropriate, and recommend changes as necessary.

         o Perform any other activities consistent with this Charter, the Company's Bylaws and governing law as the Committee or the Board of Directors deem appropriate.

Advisors

The Committee shall have the authority to retain a search firm to assist in identifying director candidates, and retain outside counsel and other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

Reports and Performance Review

The Committee shall report its actions and any recommendations to the Board of Directors after each Committee meeting and shall conduct and present to the Board of Directors an annual performance evaluation of the Committee. The Committee shall review at least annually the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

Disclosure of Charter

This Charter will be made available in accordance with applicable rules and regulations.

PROXY                           PROXY CARD                                 PROXY
-----                                                                      -----


                            SILVERSTAR HOLDINGS, LTD.
                         ANNUAL MEETING OF STOCKHOLDERS
                         ------------------------------

           This Proxy is solicited on behalf of the Board of Directors

The undersigned holder of common stock of Silverstar Holdings, Ltd. (the "Company") hereby revokes all previous proxies, acknowledges receipt of the Notice of the Stockholders' Meeting to be held on December 16, 2004, and hereby appoints Clive Kabatznik and Michael Levy, and each of them, as proxies of the undersigned, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote as designated on the reverse side of this proxy, and otherwise represent all of the shares of the undersigned at said meeting and at any adjournments or postponements thereof with the same effect as if the undersigned were present and voting the shares.

                  [CONTINUED AND TO BE SIGNED ON REVERSE SIDE]

         The Board of Directors recommends a vote FOR all listed nominees and FOR Proposals 2 and 3

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENEVELOPE.

PLEASE MARK YOUR CHOICES LIKE THIS IN BLUE OR BLACK INK   [X]

      (1)   Election of directors

      |_|   FOR ALL NOMINEES                   NOMINEES:  |_| Michael Levy

                                                          |_| Clive Kabatznik
      |_|   WITHHOLD AUTHORITY
            FOR ALL NOMINEES                              |_| Cornelius J. Roodt

                                                          |_| Joseph Weil
      |_|   FOR ALL EXCEPT
            (see instructions below)                      |_| John T. Grippo

      *INSTRUCTION:     To withhold  authority  for any  individual  nominee(s),
                        mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: |_|

      (2)   Approval of the 2004 Stock Incentive Plan.

            FOR                    AGAINST                    ABSTAIN
            |_|                      |_|                        |_|


      (3) Ratification of the appointment of Rachlin Cohen & Holtz LLP, as independent certified accountants for the Company for the fiscal year ending June 30, 2005.

            FOR                    AGAINST                    ABSTAIN
            |_|                      |_|                        |_|

THE SHARES REPRESENTED BY THIS PROXY, DULY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE NOMINEES AND FOR EACH OF PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSONS APPOINTED AS PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IN CASE ANY NOMINEE SHOULD BECOME UNAVAILABLE FOR ELECTION TO THE BOARD OF DIRECTORS FOR ANY REASON, THE PERSONS APPOINTED AS PROXIES SHALL HAVE DISCRETIONARY AUTHORITY TO VOTE THIS PROXY FOR ONE OR MORE ALTERNATIVE NOMINEES WHO WILL BE DESIGNATED BY THE THEN EXISTING BOARD OF DIRECTORS.

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK YOUR CHOICE ON ALL PROPOSALS, AND SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

---------------------------
---------------------------

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to registered name(s) on the account may not be submitted via
this method.                                                      |_|


__________________  Date:  ______________  _____________________  Date:  _______
Signature                                  Signature


Note: Please sign exactly as your name or names appear on this Proxy. Where shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.